Exhibit 99.1

PRESS RELEASE | October 24, 2022 | NASDAQ:PLL

PIEDMONT LITHIUM PARTNER ATLANTIC LITHIUM CONFIRMS HIGH-GRADE MINERALIZATION, COMPLETING DRILLING PROGRAM FOR GHANA PROJECT

Plans advance for Atlantic Lithium’s flagship Ewoyaa project in Ghana, which is expected to be a primary source of spodumene concentrate for Piedmont’s Tennessee Lithium project

BELMONT, NC, October 24, 2022 – Piedmont Lithium (“Piedmont” or “Company”) (Nasdaq:PLL; ASX:PLL), a leading global developer of lithium resources critical to the U.S. electric vehicle (“EV”) supply chain, today announced that Atlantic Lithium (AIM:ALL; ASX:A11) has completed infill and exploration drilling for their flagship Ewoyaa project in Ghana. The assay results confirm high-grade mineralization, providing further confidence in resource conversion and possible mine life extension.

Piedmont is earning a 50% interest in Atlantic Lithium’s spodumene projects in Ghana. This agreement includes an offtake agreement for 50% of annual production at market prices on a life-of-mine basis. Piedmont also owns a 9.4% equity interest in Atlantic Lithium.

Piedmont President and Chief Executive Officer Keith Phillips commented, “The drill results at Ewoyaa continue to be very impressive with high lithium grades over broad widths and near surface.  We are working closely with our partners at Atlantic Lithium to publish a definitive feasibility study for the Ewoyaa project in the first half of 2023, and these final drill results are expected to lead to an extended mine life and even stronger economics for this world-class project. When fully operational, the Ewoyaa project will be a primary supplier of spodumene concentrate for lithium hydroxide conversion in Tennessee, and it is promising to see both projects progressing so favorably.”

The statements in the link below were prepared by, and made by, Atlantic Lithium. The following disclosures are not statements of Piedmont and have not been independently verified by Piedmont. Atlantic Lithium is not subject to U.S. reporting requirements or obligations, and investors are cautioned not to put undue reliance on these statements. Atlantic Lithium’s original announcement can be found here.

For further information, contact:

Erin Sanders	Christian Healy/Jeff Siegel
VP, Corporate Communications	Media Inquiries
T: +1 704 575 2549	E: Christian@dlpr.com
E: esanders@piedmontlithium.com	E: Jeff@dlpr.com

About Piedmont Lithium
Piedmont Lithium (Nasdaq:PLL; ASX:PLL) is developing a world-class, multi-asset, integrated lithium business focused on enabling the transition to a net zero world and the creation of a clean energy economy in North America. Our goal is to become one of the largest lithium hydroxide producers in North America by processing spodumene concentrate produced from assets where we hold an economic interest. Our projects include our Carolina Lithium and Tennessee Lithium projects in the United States and partnerships in Quebec with Sayona Mining (ASX:SYA) and in Ghana with Atlantic Lithium (AIM:ALL; ASX:A11). These geographically diversified operations will enable us to play a pivotal role in supporting America’s move toward energy independence and the electrification of transportation and energy storage. For more information, visit www.piedmontlithium.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding exploration, development, and construction activities of Atlantic Lithium and Piedmont; current plans for Piedmont’s mineral and chemical processing projects; strategy; and strategy. Such forward-looking statements involve substantial and known and unknown risks, uncertainties, and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance or achievements and other factors to be materially different from the future timing of events, results, performance, or achievements expressed or implied by the forward-looking statements. Such risk factors include, among others: (i) that Piedmont or Atlantic Lithium will be unable to commercially extract mineral deposits, (ii) that Piedmont’s or Atlantic Lithium’s properties may not contain expected reserves, (iii) risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions), (iv) uncertainty about Piedmont’s ability to obtain required capital to execute its business plan, (v) Piedmont’s ability to hire and retain required personnel, (vi) changes in the market prices of lithium and lithium products, (vii) changes in technology or the development of substitute products, (viii) the uncertainties inherent in exploratory, developmental and production activities, including risks relating to permitting, zoning and regulatory delays related to our projects as well as the projects of our partners in Quebec and Ghana, (ix) uncertainties inherent in the estimation of lithium resources, (x) risks related to competition, (xi) risks related to the information, data and projections related to Atlantic Lithium, (xii) occurrences and outcomes of claims, litigation and regulatory actions, investigations and proceedings, (xiii) risks regarding our ability to achieve profitability, enter into and deliver product under supply agreements on favorable terms, our ability to obtain sufficient financing to develop and construct our projects, our ability to comply with governmental regulations and our ability to obtain necessary permits, and (xiv) other uncertainties and risk factors set out in filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”) and the Australian Securities Exchange, including Piedmont’s most recent filings with the SEC. The forward-looking statements, projections and estimates are given only as of the date of this press release and actual events, results, performance, and achievements could vary significantly from the forward-looking statements, projections and estimates presented in this press release. Readers are cautioned not to put undue reliance on forward-looking statements. Piedmont disclaims any intent or obligation to update publicly such forward-looking statements, projections, and estimates, whether as a result of new information, future events or otherwise. Additionally, Piedmont, except as required by applicable law, undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Piedmont, its financial or operating results or its securities.

Cautionary Note to United States Investors Concerning Estimates of Measured, Indicated and Inferred Resources and Proved and Probable Ore Reserves

The terms "mineral resource", "measured mineral resource", "indicated mineral resource", "inferred mineral resource", “ore reserves”, “proved ore reserves” and “probable ore reserves” are terms defined by the U.S. Securities and Exchange Commission (“SEC”) in Regulation S-K, Item 1300 (“S-K 1300”) or the 2012 Edition of the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves (the “JORC Code”). In Atlantic Lithium’s announcement, it indicates that it has prepared resources information in accordance with the standards set forth in the 2012 Edition of the JORC Code. Such standards differ from the requirements of U.S. securities laws that would apply if Atlantic were a reporting company in the United States. Therefore, the mineral resources and ore reserves reported by Atlantic Lithium are not comparable to similar information made public by U.S. companies subject to reporting and disclosure requirements under the U.S. federal securities laws and the rules and regulations thereunder. U.S. investors are urged to consider closely the context and nature of Atlantic Lithium’s disclosures in its public communications, as well as the disclosure in Piedmont’s Form 10-KT, a copy of which may be obtained from Piedmont or from the EDGAR system on the SEC’s website at http://www.sec.gov/.